Exhibit 99.2

CONSTELLATION BRANDS ANNOUNCES ACQUISITION OF
SPIRIT-BASED READY-TO-DRINK BRAND SPIKEDADE

Acquisition expands Constellation's portfolio into an emerging, consumer-led demand space within the fast-growing RTD category

Rochester, N.Y. Oct. 6, 2026 – Constellation Brands, Inc. (NYSE: STZ), a leading U.S.-based total beverage alcohol company, today announced the acquisition of SpikedAde, a differentiated, consumer-led spirit-based ready-to-drink (RTD) beverage brand competing in the emerging sports drink-inspired "Ade" segment.

•Constellation's strong brand building and go-to-market capabilities to help SpikedAde expand distribution across the U.S.
•Transaction includes a $75 million payment at close for 100% ownership of the business, as well as additional contingent consideration of up to $278 million payable over five years based on the future performance of the SpikedAde business, reflective of Constellation’s disciplined approach to capital allocation.
•The acquisition strengthens Constellation's position in the fast-growing RTD category and expands its portfolio into an emerging, consumer-led demand space.
•SpikedAde is well positioned to capitalize on the growing demand for flavorful, sessionable RTDs designed for modern social occasions and evolving consumer preferences.
•The spirit-based RTD category is one of the fastest-growing areas in beverage alcohol, with dollar sales increasing by 25% in the last year.1

About SpikedAde
SpikedAde is a spirit-based RTD beverage brand competing in the emerging "Ade" segment. The brand combines familiar sports drink flavors with a vodka base in a zero-sugar, 100-calorie, non-carbonated format. As a first mover in the space, SpikedAde has demonstrated strong early momentum through expanding distribution, rapid account growth, and high reorder rates. With an established presence across the eastern U.S. and significant runway for growth, SpikedAde represents a compelling opportunity to accelerate its expansion and extend its reach.

Message from Constellation’s President & CEO
“SpikedAde has successfully carved out a distinctive position in an emerging segment and built a brand that is clearly connecting with consumers,” said Nicholas Fink, Constellation’s President and Chief Executive Officer. “As consumer preferences evolve and new occasions continue to emerge, we're excited to build on the strong foundation the SpikedAde team has created and leverage our proven capabilities to accelerate growth, expand the brand's reach, and unlock new opportunities for the platform over time.”

Message from SpikedAde Founder and CEO
“When we created SpikedAde, it was with the goal of helping define a new era for RTDs – one that meets consumers where performance, lifestyle, and social energy intersect – and our team and distributor partners turned that vision into reality faster than we ever imagined,” said Jason Cohen, Founder and CEO of SpikedAde. “With Constellation's scale and expertise behind it, we're excited to see SpikedAde reach even more consumers with its distinctive positioning and continue its remarkable growth trajectory.”

FAQ

Why did Constellation acquire SpikedAde?

•Constellation Brands acquired SpikedAde on October 6, 2026 to strengthen its position in the fast-growing RTD category and expand its portfolio into new consumer demand spaces aimed at sustainable consumer trends.

What is SpikedAde?

•SpikedAde is a spirit-based RTD beverage brand competing in the emerging "Ade" segment. The brand combines familiar sports drink flavors with a vodka base in a zero-sugar, 100-calorie, non-carbonated format.

What is the “Ade” segment?

•"Ade" is an emerging segment of spirit-based RTD beverages inspired by familiar sports drink flavors. SpikedAde was one of the first brands to establish a presence in the segment.

Will SpikedAde continue to operate as its own brand?

•The SpikedAde team will be integrated into Constellation’s Beer Division, and Constellation will assume production oversight, marketing, and distribution of the brand. The company intends to align SpikedAde distribution with Gold Network Distributor partners, in accordance with applicable law.

1Circana MULOC+ 52 weeks ending 8-30-26

ABOUT CONSTELLATION BRANDS
Constellation Brands (NYSE: STZ), a leading U.S.-based company, is an international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Our mission is to build brands that people love because we believe elevating human connections is Worth Reaching For. It’s worth our dedication, hard work, and calculated risks to anticipate market trends and deliver for our consumers, shareholders, employees, and industry. This dedication is what has driven us to become one of the fastest-growing, large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Every day, people reach for brands from our high-end, imported beer portfolio anchored by the iconic Corona Extra and Modelo Especial, a flavorful lineup of Modelo Cheladas, and favorites like Pacifico, and Victoria; our exceptional wine brands including The Prisoner Wine Company, Robert Mondavi Winery, Kim Crawford, Schrader Cellars, and Lingua Franca; and our craft spirits brands such as Mi CAMPO Tequila and High West Whiskey.

As an agriculture-based company, we strive to operate in a way that is sustainable and responsible. Our ESG strategy is embedded into our business and we focus on serving as good stewards of the environment, investing in our communities, and promoting responsible beverage alcohol consumption. We believe these aspirations in support of our longer-term business strategy allow us to contribute to a future that is truly Worth Reaching For.

To learn more, visit www.cbrands.com and follow us on LinkedIn and Instagram.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans, and objectives of management, including expanding SpikedAde’s distribution, the amount of contingent consideration, if any, that may be paid, strengthening Constellation's position in the fast-growing RTD category, emerging, consumer-led demand spaces, SpikedAde’s ability to capitalize on growing demand and connect with consumers, SpikedAde’s runway for and continuing growth, building on SpikedAde's foundation and unlocking new opportunities, and integration and distribution plans for SpikedAde, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that any of the events anticipated by the forward-looking statements will in fact occur or will occur on the timetable contemplated hereby. All forward-looking statements speak only as of the date of this news release and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this news release are subject to other risks and uncertainties, including the accuracy of all projections and other factors and uncertainties disclosed from time-to-time in Constellation Brands’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2026, which could cause actual future performance to differ from current expectations.

MEDIA CONTACTS	INVESTOR RELATIONS CONTACTS
Maggie Bowman 213-500-2401 / maggie.bowman@cbrands.com Carissa Guzski 315-525-7362 / carissa.guzski@cbrands.com	Blair Veenema 585-284-4433 / blair.veenema@cbrands.com David Paccapaniccia 585-282-7227 / david.paccapaniccia@cbrands.com Emily Blanchard 585-765-5181 / emily.blanchard@cbrands.com